GUARANTEE

GUARANTEE, dated as of November 30, 2015 (this “Guarantee”), made by Calpian, Inc., a Texas corporation, (the “Guarantor” or the “Company”), in favor of each of the lenders signatory hereto (the “Lenders”) and party to that certain Note and Warrant Subscription Agreement, dated as of the date hereof, between the Company and the Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Subscription Agreement, dated as of the date hereof, by and between the Company and the Lenders (the “Purchase Agreement”), the Company has agreed to borrow and the Lenders have agreed to lend to the Company loans totaling $6,000,000.00 to be evidenced by the Company’s Secured Promissory Notes (the “Notes”), subject to the terms and conditions set forth therein;

WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of the date hereof, by and between the Company and the Lenders (the “Loan Agreement”), the Company has granted a security interest to the Lenders in connection with the issuance of the Notes, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated November 30, 2015 (the “Purchase Agreement”), by and among eVance Processing Inc. a Delaware corporation (“eVance”), Guarantor, Calpian Residual Acquisition, LLC, a Nevada limited liability company (“CRA”), and Calpian Commerce, Inc., a Texas corporation and wholly-owned subsidiary of Parent (“CCI” and, collectively with Guarantor and CRA, the “Sellers”), eVance will assume from the Sellers liability to pay certain loans made to Guarantor by the Lenders evidenced by the Notes, as well as certain existing indebtedness of Guarantor (the “Transaction”) subject to the terms and conditions set forth in the Purchase Agreement, and eVance will execute and deliver Amended and Restated Promissory Notes to each lender to evidence its assumption of the Notes (the “eVance Notes”);

WHEREAS, in connection with the Transaction, eVance and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among eVance and the Lenders (the “Amended and Restated Loan Agreement”), pursuant to which eVance has agreed to grant a security interest to the Lenders in connection with the assumption of the Notes; and

WHEREAS, as a condition of the Lenders extending a loan to the Company, entering into the Amended and Restated Loan and Security Agreement, allowing the assumption of the Notes, and accepting the eVance Notes, Lenders have required that Guarantor unconditionally guaranty payment of the Notes and the eVance Notes; and

WHEREAS, the Guarantor will directly benefit from the loan provided to the Obligor (as defined below), and the assumption of the Notes as evidenced by the eVance Notes and the Amended and Restated Loan Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, the Guarantor hereby agrees with the Lenders as follows:

1.Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and the Loan Agreement and used herein shall have the meanings given to them in the Purchase Agreement or the Loan Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Lenders in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Obligor to any of the Lenders, including, without limitation, all obligations under this Agreement, the Notes, the Purchase Agreement, the Loan Agreement, this Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Lenders as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Obligor from time to time under or in connection with this Agreement, the Notes, the Purchase Agreement, the Loan Agreement, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Obligor; (iv) principal of, and interest on the eVance Notes; and (v) any and all other fees, indemnities, costs, obligations and liabilities of eVance from time to time under or in connection with the Amended and Restated Loan and Security Agreement, the eVance Notes, and any other instruments, agreements or other documents executed and/or delivered in connection therewith.

“Obligor” means the Company, or its successors, indorsees, transferees and assigns or any Person that is or becomes obligated to any Lender or all of the Lenders under the Notes, the Purchase Agreement and or the Loan Agreement by assignment, assumption, transfer or otherwise.

“Transaction Document” means each of or all of the Notes, the Purchase Agreement, the Loan Agreement, this Guarantee or any other instruments, agreements, or documents executed and delivered in connection therewith.

2.Guarantee.

(a)Guarantee.

(i)
The Guarantor hereby, unconditionally and irrevocably, guarantees to the Lenders and their respective successors, indorsees, transferees and assigns, the full, prompt and complete payment and performance by the Obligor when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, including the Notes and eVance Notes.

(ii)
Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally.

(iii)
The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lenders hereunder.

(iv)
The guarantee contained in this Section 2 shall remain in full force and effect against the Guarantor (regardless of assignment, assumption, transfer or otherwise pursuant to which the Company is no longer the Obligor) until all the Obligations, including the Notes and eVance Notes, and the obligations of the Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, including the requirement of the Guarantor to liquidate any or all of its assets, including equity interests in subsidiaries, to satisfy such payment.

(v)	Deleted.

(vi)
Notwithstanding anything to the contrary in this Agreement, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantor is not reasonably possible (e.g. the issuance of equity securities of another Person), the Guarantor shall only be liable for making the Lenders whole on a monetary basis for the Obligor's failure to perform such Obligations in accordance with the Transaction Documents.

(b)Amendments, Etc. With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lenders may be rescinded by the Lenders and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lenders, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lenders shall have no obligation to protect, secure, perfect or insure any lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(c)Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligor or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Obligor or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(d)Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lenders without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Purchase Agreement.

3.Representations and Warranties. The Guarantor hereby makes the following representations and warranties to Lenders as of the date hereof:

(a)Organization and Qualification. The Guarantor is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Texas, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries other than those identified in its public filings. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor's ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

(b)Authorization; Enforcement. The Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor. This Guarantee has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)No Conflicts. The execution, delivery and performance of this Guarantee by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and state securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d)
Consents and Approvals. The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guarantee.

(e)
Purchase Agreement. The representations and warranties of the Company set forth in the Purchase Agreement, Notes, and the Loan Agreement as they relate to the Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Lenders shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this Section 3, be deemed to be a reference to the Guarantor's knowledge.

4.Covenants.

(a)The Guarantor covenants and agrees with the Lenders that, from and after the date of this Guarantee until the Obligations, including the Notes and eVance Notes, shall have been paid in full, the Guarantor shall take all commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by the Guarantor.

(b)So long as any of the Obligations are outstanding, unless Lenders holding at least 85% of the aggregate principal amount of the then outstanding Notes shall otherwise consent in writing, the Guarantor will not directly or indirectly on or after the date of this Guarantee:

i.
enter into, create, incur, assume or suffer to exist any indebtedness, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

ii.
enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

iii.	repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its securities or debt obligations;

iv.pay cash dividends on any equity securities of the Company;

v.enter into any agreement with respect to any of the foregoing;

vi.	enter into any agreement to sell, transfer or assign twenty-percent (20%) or more of the Company’s assets.

5.Miscellaneous.

(a)Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Lenders.

(b)Notices. All notices, requests and demands to or upon the Lenders or the Guarantor hereunder shall be effected in the manner provided for in the Purchase Agreement.

(c)No Waiver By Course Of Conduct; Cumulative Remedies. The Lenders shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lenders would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d)Enforcement Expenses; Indemnification.

(i)
The Guarantor agrees to pay, or reimburse the Lenders for, all its costs and expenses incurred in collecting against the Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which the Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders.

(ii)
The Guarantor agrees to pay, and to save the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii)
The Guarantor agrees to pay, and to save the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement.

(iv)	The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement and the other Transaction Documents.

(e)Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lenders and their respective successors and assigns; provided that the Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Lenders.

(f)Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(g)Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(i)Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantor and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(j)Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS.

(k)Submission to Jurisdictional; Waiver. The Guarantor hereby
(l)irrevocably and unconditionally:

(i)
submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Texas, located in Dallas County, Texas, the courts of the United States of America located in Dallas, Texas, and appellate courts from any thereof;

(ii)
consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)
agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in the Purchase Agreement or at such other address of which the Lenders shall have been notified pursuant thereto;

(iv)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)
waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(m)Release of Guarantor. Subject to Section 2, the Guarantor will be released from all liability hereunder concurrently with the repayment in full of all amounts owed under the Loan Agreement, the Restated Notes and the other Transaction Documents.

(n)Waiver of Jury Trial. THE GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE LENDERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                        GUARANTOR:

                    CALPIAN, INC.:

                By:______________________________
Name:
Title:

LENDERS:
fairmount st. investments, lp, ltd.

By:______________________________
Name:
Title:
Amount of Note: $3,500,000.00

EXCEL CORPORATION

By:______________________________
Name:
Title:
Amount of Note: $250,000.00

LUSCINUS INVESTMENTS LTD.

By:______________________________
Name:
Title:
Amount of Note: $1,500,000.00
Valley View Capital Corporation Retirement Trust

By:______________________________
Name:
Title:
Amount of Note: $150,000.00

Michael S. Barish

By:______________________________
Name:
Title:
Amount of Note: $600,000.00